UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

              DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                FEBRUARY 11, 2005

                                   CACHE, INC.
                 --------------------------------------------
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          FLORIDA                    0 -10345                 59 -1588181
    ------------------       -----------------------        --------------
      (STATE OR OTHER        (COMMISSION FILE NUMBER)        (IRS EMPLOYER
      JURISDICTION OF                                       IDENTIFICATION
      INCORPORATION)                                            NUMBER)



                   1440 BROADWAY, NEW YORK, NEW YORK 10018
                       --------------------------------
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                REGISTRANT'S TELEPHONE NUMBER: (212) 575-3200




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

      ITEM 4.01   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

      As previously disclosed in a current report on Form 8-K filed with the Securities and Exchange Commission on February 16, 2005 and amended on Form 8-K/A on April 25, 2005, KPMG LLP ("KPMG") notified Cache, Inc. that it would decline to stand for re-appointment as the Company's independent registered accountants for fiscal 2005 and will cease to represent the Company as its auditor upon completion of the audit of the Company's financial statements as of and for the year ended January 1, 2005 (fiscal 2004), and management's assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of January 1, 2005, and the issuance of their reports thereon. On March 17, 2005, after filing of the Company's Form 10-K for the fiscal year ended January 1, 2005, KPMG's resignation became effective.

      In connection with the audits of the two fiscal years ended January 1, 2005 and subsequent interim period through March 17, 2005, there were: (1) no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) no reportable events, except that KPMG advised Cache, Inc. of the following material weakness: Cache, Inc. did not maintain effective internal control over financial reporting as of January 1, 2005 because of the effect of a material weakness regarding a lack of sufficient controls over the selection and monitoring of accounting policies for construction allowances received from landlords.

      The audit reports of KPMG on the consolidated financial statements of Cache, Inc. as of and for the years ended January 1, 2005 and December 27, 2003 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that KPMG's audit reports contained a separate paragraph indicating that the Company restated its consolidated balance sheet as of December 27, 2003 and its consolidated statements of cash flows for the years ended December 27, 2003 and December 28, 2002.

      The audit reports of KPMG on management's assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of January 1, 2005 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that KPMG's report indicates that Cache, Inc. did not maintain effective internal control over financial reporting as of January 1, 2005 because of the effect of a material weakness on the achievement of the objectives of the control criteria and contains an explanatory paragraph that states "In its assessment as of January 1, 2005, management identified as a material weakness the Company's lack of sufficient controls over the selection and monitoring of accounting policies for construction allowances received from landlords. As a result of this material weakness in internal control, Cache, Inc. concluded the Company's previously reported cash flows from operations and cash used in investing activities had been understated and that previously issued financial statements should be restated."

      The Company has requested that KPMG furnish it with a letter addressed to the Securities and Exchange Commission stating whether they agree with the above statements. Such letter is attached as Exhibit 16.1 to this Form 8-K.

      On April 19, 2005, the Company engaged Deloitte & Touche LLP ("D&T"), effective April 19, 2005, as the Company's new independent auditor for the fiscal year beginning January 2, 2005. The Audit Committee of the Company's Board of Directors approved the engagement of D&T. During the two most recent fiscal years and through April 19, 2005, the Company has not consulted with D&T regarding any of the matters or reportable events set forth in Item 304 (a) (2)
(i) and (ii) of Regulation S-K.

      ITEM 9.01   EXHIBITS

16.1 Letter from KPMG LLP to the U.S. Securities and Exchange Commission, dated as of May 2, 2005, stating its agreement with the statements made in this report.


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                                   SIGNATURES



      PURSUANT TO THE REQUIREMENTS OF THE SECURITIES AND EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.


      DATED:      MAY 2, 2005       CACHE, INC.




                                    BY: /S/ BRIAN WOOLF
                                    ---------------------------------
                                    BRIAN WOOLF
                                    CHAIRMAN AND CHIEF EXECUTIVE OFFICER